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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) MARCH 7, 2001
                                                          -------------


                     INTER-CONTINENTAL SERVICES CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    MISSOURI
                                    --------
                 (State or Other Jurisdiction of Incorporation)


          04519                                         44-0628974
          -----                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


              330 RANCHEROS DRIVE, SUITE 258, SAN MARCOS, CA 92069
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (760) 761-4202
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------

                  On or about March 7, 2001, the Company dismissed its independent accountants, Edward B. Stonehocker, CPA. The reports of Edward B. Stonehocker, CPA for the fiscal years ended December 31, 1998 and December 31, 1997 contained no adverse opinion, disclaimers of opinion nor were they modified as to uncertainty, audit scope or accounting principles. The decision to dismiss Edward B. Stonehocker, CPA was made by the Board of Directors of the Company due to the fact that Edward B. Stonehocker, CPA practice no longer extended into California. During the years ended December 31, 1998 and December 31, 1997, or any subsequent interim period through the date of this report, there were no disagreements, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company provided Edward B. Stonehocker, CPA with a copy of this form 8-K prior to filing with the Securities and Exchange Commission and requested a response thereto by Edward B. Stonehocker, CPA. The letter of Edward B. Stonehocker, CPA concerning its dismissal as the Company's principal accountant is attached hereto as Exhibit 16.

                  On April 4, 2001, the Company engaged the firm of McKennon, Wilson & Morgan LLP, of Irvine, California, as independent accountants for the Company. Prior to April 4, 2001, neither the Company, nor anyone on its behalf, had consulted with McKennon, Wilson & Morgan LLP concerning the accounting principles of any specific completed or contemplated transaction, any type of audit opinion on the Company's financial statements or any other material factor which might be considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.


Item 7.  FINANCIAL STATEMENT OR EXHIBITS
         -------------------------------

a.       FINANCIAL STATEMENTS
         --------------------

         None.


b.       EXHIBITS
         --------

         16. Letter of Edward B. Stonehocker, CPA to the Securities and Exchange Commission, dated September 20, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTER-CONTINENTAL SERVICES CORPORATION
                                          --------------------------------------
                                                     (Registrant)


Dated: September 28, 2001                 By: /S/ James J. LaVoie
-------------------------                 -----------------------
                                          Name: James J. LaVoie
                                          Title: President